Exhibit 10.3

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,906,781.18	07-11-2011	09-09-2011	1089922418	410 / 4	MACC PE00	755
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	MACC PRIVATE EQUITIES INC. 101 2ND ST SE SUITE 800 CEDAR RAPIDS, IA 52401-1219		Lender:	CEDAR RAPIDS BANK AND TRUST COMPANY 500 1ST AVENUE NE STE 100 CEDAR RAPIDS, IA 52401

IMPORTANT: READ BEFORE SIGNING.  THE TERMS OF THE LOAN AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE.  NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN LOAN AGREEMENT MAY BE LEGALLY ENFORCED.  BORROWER MAY CHANGE THE TERMS OF THE LOAN AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

As used in this Notice, the following terms have the following meanings:

Loan.  The term “Loan” means the following described loan: a Variable Rate Nondisclosable Loan to a Corporation for $1,906,781.18 due on September 9, 2011.  This is a secured renewal loan.

Loan Agreement.  The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS
Corporate Resolution:  MACC PRIVATE EQUITIES INC.                                                                                                Change In Terms Agreement
Disbursement Request and Authorization                                                                                        Notice of Final Agreement

Parties.  The term “Parties” means CEDAR RAPIDS BANK AND TRUST COMPANY and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Each Party who signs below, other than CEDAR RAPIDS BANK AND TRUST COMPANY, acknowledges, represents, and warrants to CEDAR RAPIDS BANK AND TRUST COMPANY that it has received, read and understood this Notice of Final Agreement.  This Notice is dated July 11, 2011.

BORROWER:

MACC PRIVATE EQUITIES, INC.

By:	/s/ David R. Schroder	By:	/s/ Robert A. Comey
	DAVID R SCHRODER, President/Secretary of MACC		Robert A Comey, Executive V. P./CFO of MACC
	PRIVATE EQUITIES INC.		PRIVATE EQUITIES INC.

LENDER:

CEDAR RAPIDS BANK AND TRUST COMPANY

X	/s/ John Hall
John Hall, Asst. Vice President